UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 30, 2004

United Industries Corporation
(Exact name of registrant as specified in its charter)

333-76055
(Commission File Number)

Delaware	43-1025604
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2150 Schuetz Road St. Louis, Missouri 63146
(Address of principal executive offices, with zip code)

(314) 427-0780
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 30, 2004, United Industries Corporation filed a Current Report on Form 8-K under Item 2 thereto to report, among other things, that it had closed its previously announced merger with and into United Pet Group, Inc. (UPG).  In response to parts (a) and (b) of Item 7 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by instructions (a)(4) and (b)(2) to Item 7 of such Form 8-K.  This Form 8-K/A is being filed to provide the required financial information, which is now required under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required unaudited financial statements of UPG as of June 30, 2004 and for the six months ended June 30, 2004 and 2003 are attached hereto as exhibit 99.2 and are filed as part of this Current Report.

The required financial statements of UPG as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as exhibit 99.3 and are filed as part of this Current Report.

(b) Pro Forma Financial Information.

The required unaudited pro forma financial information as of and for the six months ended June 30, 2004 and for the year ended December 31, 2003 is attached hereto as exhibit 99.4 and is filed as part of this Current Report.

(c) Exhibits.

The exhibits being filed herewith are listed in the Exhibit Index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United Industries Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INDUSTRIES CORPORATION
Registrant

Dated: October 14, 2004	By:	/s/ Daniel J. Johnston
	Name:	Daniel J. Johnston
	Title:	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.3	Agreement and Plan of Merger by and among United Industries Corporation, Saturn MergerCo., Inc., and United Pet Group, Inc. dated June 14, 2004. *
10.51

Amended and Restated Credit Agreement, dated as of July 30, 2004, among United Industries Corporation, Bank of America, N.A., Banc of America Securities LLC, Citigroup Global Markets Inc., JPMorgan Chase Bank, J.P. Morgan Securities Inc. and Other Lenders Party hereto (as defined therein).

99.1	Press release dated August 2, 2004 with respect to the closing of the UPG transaction. *
99.2	Unaudited consolidated financial statements of UPG as of June 30, 2004 and for the six months ended June 30, 2004 and 2003.
99.3	Audited consolidated financial statements of UPG as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003.
99.4	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2004 and for the year ended December 31, 2003.

* Previously filed.